UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C.   20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                            ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14(a)-12

CAPITAL GOLD CORPORATION
(Name of Registrant as Specified in its Charter)

n/a
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

☐	Fee paid previously by written preliminary materials.

☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

Forward Looking Statements

This filing contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. The use of any of the words “plans”, “expects”, or “does not expect”, “is expected”, “budget”, “scheduled”, “anticipates”, or “does not anticipate”,  “continue”, “estimates”, “forecasts”, “objective”, “ongoing”, “may”, “will”, “project”, “should”, “believe”, “intends” or variations of such words and phrases or statements are intended to identify forward-looking information or statements. Forward-looking information is based on the opinions and estimates of management at the date the information is made, and is based on a number of assumptions and subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking information.  More particularly and without limitation, this filing contains forward-looking statements and information concerning Gammon Gold’s proposed acquisition of Capital Gold (the “Acquisition”)  and the merger agreement pursuant to which such acquisition will be effected.  The forward-looking statements and information are based on certain key expectations and assumptions made by Gammon Gold and Capital Gold. Although Gammon Gold and Capital Gold believe that the expectations and assumptions on which such forward-looking statements and information are based are reasonable, undue reliance should not be placed on the forward-looking statements and information because neither of them can give any assurance that they will prove to be correct. Since forward-looking statements and information address future events and conditions, by their very nature they involve inherent risks and uncertainties. There are risks also inherent in the nature of the Acquisition, including whether the completion of the Acquisition will ultimately occur, whether the anticipated synergies of the acquisition will occur, incorrect assessment of the value of the respective properties of each of Gammon Gold and Capital Gold, and failure to obtain the required security holder, regulatory, third party and other approvals. The outcome of Timmins’ consent solicitation to replace the Capital Gold board and Capital Gold’s corresponding consent revocation also impact the assumptions on which forward-looking statement are based. Readers are cautioned that the foregoing list of factors is not exhaustive. There may be other factors that cause actions, events or results not to be anticipated, estimated or intended. The forward-looking statements and information contained in this filing are made as of the date hereof. There can be no assurance that forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information.  Neither Gammon Gold nor Capital Gold undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, except in accordance with applicable securities laws.

CAPITAL GOLD CORPORATION (THE “COMPANY”) AND GAMMON GOLD INC. (“GAMMON”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

THE INFORMATION ON EITHER CAPITAL GOLD OR GAMMON’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAPITAL GOLD OR GAMMON MAKE WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.  NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Important Additional Information

Capital Gold Corporation (“CGC” or the “Company”) filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on February 18, 2011 and supplements to the definitive proxy statement on March 10, 2011 and March 21, 2011, in connection with the Special Meeting of Stockholders convened on March 18, 2011 and adjourned until April 1, 2011, and mailed the definitive proxy statement, the supplements, a WHITE proxy card and additional soliciting materials to stockholders. CGC and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with such meeting. The Company's stockholders are strongly advised to read CGC's proxy statement and supplements as they contain important information. Stockholders may obtain an additional copy of CGC's definitive proxy statement and any other documents filed by the Company with the SEC for free at the SEC's website at http://www.sec.gov. Copies of the definitive proxy statement are available for free at www.capitalgoldcorp.com. In addition, copies of the Company's proxy materials may be requested at no charge by contacting MacKenzie Partners, Inc. at 1-800-322-2885 or via email at proxy@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of CGC's stockholders is available in CGC's definitive proxy statement filed with SEC on February 11, 2011 and supplements filed on March 10, 2011 and March 21, 2011.

VOTE THE WHITE PROXY CARD TODAY FOR
THE GAMMON GOLD MERGER TO RECEIVE MORE CASH

March 21, 2011

Dear Stockholders of Capital Gold Corporation:

We are pleased to announce that Gammon Gold, Inc. and Capital Gold Corporation have amended the merger agreement to increase the cash component of the merger consideration to be paid to Capital Gold’s stockholders by $0.30, from $0.79 to $1.09 per share. The stockholder’s meeting to approve the amended merger agreement with Gammon Gold will be reconvened at 9:00 a.m. Eastern Time on Friday, April 1, 2011.

If the Gammon merger is approved, you will receive 0.5209 shares of Gammon Gold plus $1.09 for each share of Capital Gold that you own immediately prior to the consummation of the merger.  In order for you to receive this higher consideration, a majority of all outstanding shares must be voted FOR adoption of the amended merger agreement.

Your board of directors, by unanimous vote and after careful consideration, (i) has approved the amended merger agreement, (ii) has determined that the terms of the amended merger agreement are advisable, fair to and in the best interests of Capital Gold and its stockholders and (iii) recommends that Capital Gold stockholders vote “FOR” adoption of the amended merger agreement. Your board of directors strongly believes that the merger with Gammon Gold allows Capital Gold’s stockholders to maximize the value of their investment.

Your vote is important to us and we need your support.

TIME IS SHORT – PLEASE VOTE TODAY!

Follow the simple instructions on the enclosed WHITE voting form to vote your shares by phone or Internet.

A failure to cast any vote on the merger proposal will have the same effect as a vote against that proposal. Therefore, regardless of the number of shares you own, it is important that you vote.

To be sure your vote is counted FOR the amended merger agreement, please take a moment to cast your vote, even if you may have previously done so—only your latest dated and timely received vote will be counted.

If you have any questions or require assistance please contact the proxy solicitors, MacKenzie Partners, toll free at 1-800-322-2885, or Laurel Hill Advisory Group, toll-free at 1-800-385-3006.

Sincerely,
Stephen Cooper
Chairman of the Board